Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2008

OneBeacon Insurance Group, Ltd.

Addresses:

601 Carlson Parkway, Minnetonka, MN 55305 (Executive Offices)

1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Financial Goals	Insurance Financial Strength Ratings

• GAAP combined ratio: 95 - 96%		A.M. Best	S&P	Fitch	Moody’s
• Operating ROAE: 13 - 15%	OneBeacon
• Growth in book value per share: 15 - 16%	Insurance Group	A	A	A	A2
• Dividend yield: 3.0 - 3.5%
• Debt to total capital: 30% or lower	Other Ratings:
• Solid/Stable “A” financial strength ratings	OneBeacon U.S. Holdings, Inc. (formerly Fund American Companies)
	Senior debt	bbb	BBB	BBB	Baa2

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Transfer Agent	Company Contact

Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iii
Safe Harbor Statement	iv

Consolidated Results
Consolidated Financial Results	C-1
Consolidated Statements of Operations and Comprehensive Income (Loss)	C-2
Consolidating Statements of Operations
For Nine Months Ended September 30, 2007 and 2008	C-3
For Three Months Ended September 30, 2007 and 2008	C-4
Adjusted Comprehensive Net Income (Loss), Adjusted Net Income (Loss) and Adjusted Operating Income	C-5
Consolidated Balance Sheets	C-6
Computation of Return on Equity Measures	C-7
Book Value and Adjusted Book Value Per Common Share	C-8
Capital Structure	C-9

Primary Insurance Operations
Pre-Tax Income (Loss)	PIO-1
Underwriting Results	PIO-2
Underwriting Results by Unit
For Nine Months Ended September 30, 2008	PIO-3
For Three Months Ended September 30, 2008	PIO-4
Specialty Lines
Underwriting Results	PIO-5
Premiums	PIO-6
Statistical Premium Information	PIO-7
Commercial Lines
Underwriting Results	PIO-8
Premiums	PIO-9
Statistical Premium Information	PIO-10
Personal Lines
Underwriting Results	PIO-11
Premiums	PIO-12
Statistical Premium Information	PIO-13
Loss and LAE Reserve Summary	PIO-14

Other Segments
Other Operations Results	OS-1

Investments
Consolidated - Investment Results Pre-Tax	I-1
Consolidated - Investment Returns	I-2
Consolidated - Composition of Invested Assets	I-3

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•

Consolidated results include Primary Insurance Operations and Other Operations. The Primary Insurance Operations segment includes the underwriting results of Specialty, Commercial and Personal Lines and results from run-off. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•	Statistical premium information has been incorporated herein to provide supplemental data that indicate trends in the underwriting units within the Primary Insurance Operations segment.

•

The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•	NM - Not meaningful

Non-GAAP Financial Measures

•

This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance. In addition, certain of these non-GAAP financial measures have been adjusted to exclude the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock. As described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, in connection with its initial public offering, the Company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that was redeemed in June 2007 and $300 million of preferred stock that was redeemed in May 2008. The Company created and funded these trusts to appropriately capitalize and leverage the Company in preparation for and in connection with its initial public offering. Having completed these actions, management believes that presentation of certain of the non-GAAP financial measures as described below, adjusted to exclude the impact of the economic defeasance of the preferred stock as of and for the respective periods, is a useful supplement to understanding the Company’s earnings and profitability.

•

Adjusted book value per common share is a non-GAAP financial measure which is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from book value per common share, the most closely comparable GAAP measure. For the reason stated above, management believes that adjusted book value per common share is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of book value per common share to adjusted book value per common share is included on page C-8.

i

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•

Adjusted comprehensive net income (loss) is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from comprehensive net income (loss), the most closely comparable GAAP measure. As described above, management believes that adjusted comprehensive net income (loss) is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of comprehensive net income (loss) to adjusted comprehensive net income (loss) is included on page C-5.

•

Adjusted net income (loss) is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from net income (loss), the most closely comparable GAAP measure. As described above, management believes that adjusted net income (loss) is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income (loss) to adjusted net income (loss) is included on page C-5.

•

Adjusted net income (loss) per common share is calculated by dividing adjusted net income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that adjusted net income (loss) per share is a useful supplement to understanding the Company’s earnings and profitability.   The reconciliation of net income (loss) to adjusted net income (loss) is included on page C-5. The calculation of adjusted net income (loss) per common share is also included on page C-5.

•

Operating income is a non-GAAP financial measure that excludes net realized investment gains or losses and changes in net unrealized investment gains or losses and the related tax effects from net income (loss).  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss), as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income (loss) to operating income is included on page C-5.

•

Adjusted operating income is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from operating income (a non-GAAP financial measure described above).  Management believes that adjusted operating income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income (loss) to adjusted operating income is included on page C-5.

•

Adjusted operating income per common share is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that adjusted operating income per share is a useful supplement to understanding the Company’s earnings and profitability.  Net income (loss) per share is the most directly comparable GAAP measure.  The reconciliation of net income (loss) to adjusted operating income is included on page C-5. The calculation of adjusted operating income per common share is also included on page C-5.

•

Adjusted common shareholders’ equity, which is used in calculating adjusted book value per common share (a non-GAAP financial measure described above) and the average of which is used in calculating adjusted comprehensive returns (a non-GAAP financial measure described below), is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity, the most closely comparable GAAP measure. The reconciliation of common shareholders’ equity to adjusted common shareholders’ equity is included on page C-7 and C-8.

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•

Adjusted comprehensive return on average adjusted common shareholders’ equity is calculated by dividing adjusted comprehensive net income (loss) (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted common shareholders’ equity (a non-GAAP financial measure described above). Management believes that adjusted comprehensive return on average adjusted common shareholders’ equity is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted comprehensive return on average adjusted common shareholders’ equity is included on page C-7.

•

Adjusted common shareholders’ equity excluding change in net unrealized investment gains, after-tax, and accumulated other comprehensive income (AOCI), the average of which is used in calculating adjusted operating returns (a non-GAAP financial measure described below), is derived by excluding the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock, the change in net unrealized investment gains, after-tax, and AOCI from common shareholders’ equity. For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and other comprehensive income items and the impact of economically defeasing the Company’s mandatorily redeemable preferred stock when analyzing certain performance measures. The reconciliation of common shareholders’ equity, the most closely comparable GAAP measure, to adjusted common shareholders’ equity excluding the change in net unrealized investment gains, after-tax, and AOCI, is included on page C-7.

•

Adjusted operating return on average common shareholders’ equity excluding change in net unrealized investment gains, after-tax, and AOCI is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted common shareholders’ equity excluding the change in net unrealized investment gains, after-tax, and AOCI (a non-GAAP financial measure described above). For the reason stated above, management believes that adjusted operating return on average common shareholders’ equity excluding the change in net unrealized investment gains, after-tax, and AOCI, is a useful supplement to understanding the Company’s operating performance. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted operating return on average common shareholders’ equity excluding the change in net unrealized investment gains, after-tax, and AOCI, is included on page C-7.

•

Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages PIO-2, PIO-3, PIO-4, PIO-5, PIO-8 and PIO-11.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar	Jun	Sep	Year 3 Mo	Sep 30,
	2007	2007	2008	2008	2008	% Change	2007	2008	% Change
Highlights
Adjusted comprehensive net income (loss) (see C-5)	$89.8	$57.9	$(10.3)	$39.2	$(209.5)	-333.3%	$242.0	$(180.6)	-174.6%
Adjusted net income (loss) (see C-5)	96.1	60.1	(9.1)	38.0	(210.3)	-318.8%	245.6	(181.4)	-173.9%
Adjusted operating income (see C-5)	76.1	40.0	26.9	39.7	21.1	-72.3%	152.8	87.7	-42.6%

										As of	As of
										Dec 31, 2007	Sep 30, 2008	% Change
Per Share Amounts
Book value per share (see C-8)										$19.36	$14.44	-25.3%
Adjusted book value per share (see C-8)										$19.14	$14.44	-24.5%
Adjusted book value per share, including dividends (see C-8) [1]											$17.10	-10.7%[1]
Common shares outstanding [2]										98.5	95.1	-3.5%
Adjusted operating income per share (basic & diluted) (see C-5)	$0.76	$0.40	$0.28	$0.41	$0.22	-70.9%	$1.53	$0.91	-40.3%
Weighted average common shares outstanding (basic & diluted) [2]	100.0	99.2	97.6	95.8	95.2	-4.8%	100.0	96.2	-3.8%

						Point Change			Point Change
Financial Ratios
GAAP ratios (Primary Insurance Operations):
Loss ratio	54.0%	56.3%	66.1%	59.2%	64.4%	(10.4)	58.8%	63.2%	(4.4)
Expense ratio	29.8%	36.5%	34.0%	35.2%	35.4%	(5.6)	33.9%	34.9%	(1.0)
Total combined ratio	83.8%	92.8%	100.1%	94.4%	99.8%	(16.0)	92.7%	98.1%	(5.4)

										As of	As of
										Dec 31, 2007	Sep 30, 2008	Change
Balance Sheet
Total investments										$5,169.5	$4,189.9	-18.9%
Total common shareholders’ equity										$1,906.5	$1,373.4	-28.0%
Ratio of debt to total capital, net of defeasance (see C-9)										28.4%	34.8%	(6.3	)pt

[1] Includes dividends of $0.63 per common share (a quarterly dividend of $0.21 per common share) and a special dividend of $2.03 per common share paid in March 2008.

[2] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive Income (Loss)

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2007	2007	2008	2008	2008	% Change	2007	2008	% Change

Earned premiums	$473.6	$466.1	$455.3	$463.8	$471.2	-1%	$1,407.5	$1,390.3	-1%

Net investment income	51.5	51.8	50.1	44.6	43.1	-16%	156.7	137.8	-12%
Net realized investment gains (losses)	30.7	31.0	3.7	(1.7)	(61.2)	-299%	142.7	(59.2)	-141%
Change in unrealized investment gains [1]	—	—	(59.1)	(0.9)	(294.7)	-100%	—	(354.7)
Net other revenues	10.8	0.9	3.6	2.6	4.4	-59%	16.3	10.6	-35%
Total revenues	566.6	549.8	453.6	508.4	162.8	-71%	1,723.2	1,124.8	-35%

Loss and LAE	255.8	262.7	300.9	274.4	303.4	19%	827.1	878.7	6%
Policy acquisition expenses	74.9	87.4	84.7	84.3	92.6	24%	231.5	261.6	13%
Other underwriting expenses	66.4	82.5	70.1	79.2	74.3	12%	246.9	223.6	-9%
General and administrative expenses	2.4	2.3	4.4	5.9	5.7	138%	7.5	16.0	115%
Accretion of fair value adjustment to loss and LAE reserves	4.0	4.0	3.0	3.0	3.0	-25%	12.0	9.0	-25%
Interest expense on debt	11.4	11.1	11.5	11.4	11.0	-4%	34.1	33.9	-1%
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	16.3	17.0	17.6	15.8	—	-100%	48.4	33.4	-31%
Total expenses	431.2	467.0	492.2	474.0	490.0	14%	1,407.5	1,456.2	3%

Pre-tax income (loss)	135.4	82.8	(38.6)	34.4	(327.2)	-342%	315.7	(331.4)	-205%
Income tax (provision) benefit	(53.1)	(37.3)	14.3	(10.6)	116.9	-320%	(110.6)	120.6	-209%

Net income (loss)	82.3	45.5	(24.3)	23.8	(210.3)	-356%	205.1	(210.8)	-203%
Other comprehensive (loss) income [1]	(6.3)	(2.2)	(1.2)	1.2	0.8	113%	(3.6)	0.8	122%
Comprehensive net income (loss)	$76.0	$43.3	$(25.5)	$25.0	$(209.5)	-376%	$201.5	$(210.0)	-204%

[1] Effective January 1, 2008, OneBeacon adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standard No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 allows companies the election to report financial assets and liabilities at fair value with unrealized gains and losses reported in revenues. OneBeacon adopted SFAS 159 for its available-for-sale securities and its investments in limited partnerships, hedge funds and private equity interests. Subsequent to adoption, OneBeacon reports changes in fair value in revenues.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Nine Months Ended September 30, 2007 and 2008

($ in millions)

	Primary Insurance Operations		Other Operations		Consolidated
	2007	2008	2007	2008	2007	2008

Earned premiums	$1,407.5	$1,390.3	$—	$—	$1,407.5	$1,390.3

Net investment income	139.6	126.7	17.1	11.1	156.7	137.8
Net realized investment gains (losses)	143.0	(57.9)	(0.3)	(1.3)	142.7	(59.2)
Change in unrealized investment gains [1]	—	(352.9)	—	(1.8)	—	(354.7)
Net other revenues (expenses)	17.8	9.9	(1.5)	0.7	16.3	10.6
Total revenues	1,707.9	1,116.1	15.3	8.7	1,723.2	1,124.8

Loss and LAE	827.1	878.7	—	—	827.1	878.7
Policy acquisition expenses	231.5	261.6	—	—	231.5	261.6
Other underwriting expenses	246.9	223.6	—	—	246.9	223.6
General and administrative expenses	2.3	9.0	5.2	7.0	7.5	16.0
Accretion of fair value adjustment to loss and LAE reserves	—	—	12.0	9.0	12.0	9.0
Interest expense on debt	2.5	2.7	31.6	31.2	34.1	33.9
Interest expense - dividends and accretion on preferred stock	—	—	48.4	33.4	48.4	33.4
Total expenses	1,310.3	1,375.6	97.2	80.6	1,407.5	1,456.2
Pre-tax income (loss)	$397.6	$(259.5)	$(81.9)	$(71.9)	$315.7	$(331.4)

[1] Effective January 1, 2008, OneBeacon adopted SFAS 159.  SFAS 159 allows companies the election to report financial assets and liabilities at fair value with unrealized gains and losses reported in revenues. OneBeacon adopted SFAS 159 for its available-for-sale securities and its investments in limited partnerships, hedge funds and private equity interests. Subsequent to adoption, OneBeacon reports changes in fair value in revenues.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended September 30, 2007 and 2008

($ in millions)

	Primary Insurance Operations		Other Operations		Consolidated
	2007	2008	2007	2008	2007	2008

Earned premiums	$473.6	$471.2	$—	$—	$473.6	$471.2

Net investment income	45.2	42.4	6.3	0.7	51.5	43.1
Net realized investment gains (losses)	31.2	(61.3)	(0.5)	0.1	30.7	(61.2)
Change in unrealized investment gains [1]	—	(294.4)	—	(0.3)	—	(294.7)
Net other revenues (expenses)	11.2	2.9	(0.4)	1.5	10.8	4.4
Total revenues	561.2	160.8	5.4	2.0	566.6	162.8

Loss and LAE	255.8	303.4	—	—	255.8	303.4
Policy acquisition expenses	74.9	92.6	—	—	74.9	92.6
Other underwriting expenses	66.4	74.3	—	—	66.4	74.3
General and administrative expenses	1.1	3.3	1.3	2.4	2.4	5.7
Accretion of fair value adjustment to loss and LAE reserves	—	—	4.0	3.0	4.0	3.0
Interest expense on debt	0.8	0.9	10.6	10.1	11.4	11.0
Interest expense - dividends and accretion on preferred stock	—	—	16.3	—	16.3	—
Total expenses	399.0	474.5	32.2	15.5	431.2	490.0
Pre-tax income (loss)	$162.2	$(313.7)	$(26.8)	$(13.5)	$135.4	$(327.2)

[1] Effective January 1, 2008, OneBeacon adopted SFAS 159.  SFAS 159 allows companies the election to report financial assets and liabilities at fair value with unrealized gains and losses reported in revenues. OneBeacon adopted SFAS 159 for its available-for-sale securities and its investments in limited partnerships, hedge funds and private equity interests. Subsequent to adoption, OneBeacon reports changes in fair value in revenues.

OneBeacon Insurance Group, Ltd.

Adjusted Comprehensive Net Income (Loss), Adjusted Net Income (Loss) and Adjusted Operating Income

(in millions, except per share amounts)

								Twelve
	Three Months Ended					Nine Months Ended		Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,		Sep 30,
	2007	2007	2008	2008	2008	2007	2008	2008

Comprehensive net income (loss)	$76.0	$43.3	$(25.5)	$25.0	$(209.5)	$201.5	$(210.0)	$(166.7)
Adjusting items [1]	13.8	14.6	15.2	14.2	—	40.5	29.4	44.0
Adjusted comprehensive net income (loss)	$89.8	$57.9	$(10.3)	$39.2	$(209.5)	$242.0	$(180.6)	$(122.7)

Net income (loss)	$82.3	$45.5	$(24.3)	$23.8	$(210.3)	$205.1	$(210.8)	$(165.3)
Adjusting items [1]	13.8	14.6	15.2	14.2	—	40.5	29.4	44.0
Adjusted net income (loss)	$96.1	$60.1	$(9.1)	$38.0	$(210.3)	$245.6	$(181.4)	$(121.3)

Weighted average common shares outstanding [2]	100.0	99.2	97.6	95.8	95.2	100.0	96.2	97.0

Adjusted net income (loss) per share	$0.96	$0.61	$(0.09)	$0.40	$(2.21)	$2.46	$(1.89)	$(1.25)

Net income (loss)	$82.3	$45.5	$(24.3)	$23.8	$(210.3)	$205.1	$(210.8)	$(165.3)
Less:
Net realized investment gains/losses	(30.7)	(31.0)	(3.7)	1.7	61.2	(142.7)	59.2	28.2
Tax effect on net realized investment gains/losses	10.7	10.9	1.3	(0.6)	(21.4)	49.9	(20.7)	(9.8)
Change in unrealized investment gains [3]	—	—	59.1	0.9	294.7	—	354.7	354.7
Tax effect on net unrealized investment gains [3]	—	—	(20.7)	(0.3)	(103.1)	—	(124.1)	(124.1)
Operating income	$62.3	$25.4	$11.7	$25.5	$21.1	$112.3	$58.3	$83.6
Adjusting items [1]	13.8	14.6	15.2	14.2	—	40.5	29.4	44.0
Adjusted operating income	$76.1	$40.0	$26.9	$39.7	$21.1	$152.8	$87.7	$127.6

Weighted average common shares outstanding [2]	100.0	99.2	97.6	95.8	95.2	100.0	96.2	97.0

Adjusted operating income per share	$0.76	$0.40	$0.28	$0.41	$0.22	$1.53	$0.91	$1.32

[1] Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock, as illustrated below.

								Twelve
						Nine Months Ended		Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,		Sep 30,
	2007	2007	2008	2008	2008	2007	2008	2008

Adjusting items:
Dividends on preferred stock	$7.1	$7.1	$7.1	$4.7	$—	$22.2	$11.8	$18.9
Accretion on preferred stock	9.2	9.9	10.5	11.1	—	26.2	21.6	31.5
Earnings on defeasance, net of tax	(2.5)	(2.4)	(2.4)	(1.6)	—	(7.9)	(4.0)	(6.4)
Total adjusting items	$13.8	$14.6	$15.2	$14.2	$—	$40.5	$29.4	$44.0

[2] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

[3] Effective January 1, 2008, OneBeacon adopted SFAS 159. SFAS 159 allows companies the election to report financial assets and liabilities at fair value with unrealized gains and losses reported in revenues. OneBeacon adopted SFAS 159 for its available-for-sale securities and its investments in limited partnerships, hedge funds and private equity interests. Subsequent to adoption, OneBeacon reports changes in fair value in revenues.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2007 and September 30, 2008

($ in millions)

	As of
	Dec 31, 2007	Sep 30, 2008	% Change

Investment securities, at fair value: [1]
Fixed maturity investments	$2,966.6	$2,300.0	-22%
Common equity securities	832.1	793.3	-5%
Convertible bonds	389.2	272.4	-30%
Short-term investments	327.4	531.7	62%
Held-to-maturity investments:
Fixed maturity investments	305.5	—	-100%
Short-term investments	0.1	—	-100%
Other investments [1]	348.6	292.5	-16%
Total investments	5,169.5	4,189.9	-19%

Cash	49.4	45.6	-8%
Reinsurance recoverable on paid and unpaid losses	2,651.4	2,564.3	-3%
Premiums receivable	529.2	580.7	10%
Securities lending collateral	438.9	211.8	-52%
Deferred acquisition costs	200.0	233.4	17%
Ceded unearned premiums	68.1	71.9	6%
Investment income accrued	33.7	26.7	-21%
Other assets	401.3	488.1	22%
Total assets	$9,541.5	$8,412.4	-12%

Loss and LAE reserves	4,480.3	4,408.0	-2%
Unearned premiums	1,005.9	1,108.4	10%
Debt	757.7	731.9	-3%
Securities lending payable	438.9	215.8	-51%
Preferred stock subject to mandatory redemption (redemption value $300.0 and $0.0)	278.4	—	-100%
Ceded reinsurance payable	102.8	97.6	-5%
Other liabilities	571.0	477.3	-16%
Total liabilities	7,635.0	7,039.0	-8%

Common shares and paid-in surplus	1,084.4	1,016.8	-6%
Retained earnings [1]	641.0	355.3	-45%
Accumulated other comprehensive income, after tax:
Net unrealized gains on investments [1]	168.1	—	-100%
Net unrealized foreign currency translation gains [1]	12.2	—	-100%
Other comprehensive income items	0.8	1.3	63%
Total common shareholders’ equity	1,906.5	1,373.4	-28%

Total liabilities and shareholders’ equity	$9,541.5	$8,412.4	-12%

[1] Effective January 1, 2008, OneBeacon adopted SFAS 159. OneBeacon adopted SFAS 159 for its available-for-sale securities and its investments in limited partnerships, hedge funds and private equity interest. Consistent with the guidance in SFAS 159, in conjunction with the adoption, these securities are now reported as trading securities. Upon adoption, OneBeacon recorded an adjustment of $180.6 million to reclassify net unrealized gains, after tax, and net unrealized foreign currency translation gains, after tax, related to investments from accumulated other comprehensive income to opening retained earnings. Subsequent to adoption, OneBeacon reports changes in fair value in revenues before the effect of tax.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

		Twelve Months
		Ended
		Sep 30, 2008
Numerator:
[A]	Adjusted comprehensive net loss (see C-5)	$(122.7)

[B]	Adjusted operating income (see C-5)	$127.6

		As of	As of
		Sep 30, 2007	Sep 30, 2008	Average
Denominator:
	Common shareholders’ equity	$1,910.9	$1,373.4	$1,642.2

	Less:
	Remaining adjustment of subsidiary preferred stock to face value	(31.5)	—

[C]	Adjusted common shareholders’ equity	$1,879.4	$1,373.4	$1,626.4

	Less:
	AOCI at January 1	(186.9)	(181.1)
	Change in OCI during the period excluding the adjustment to adopt SFAS 159, after-tax	3.6	(0.8)
	Change in net unrealized investment gains [1]	—	354.7
	Tax effect on change in net unrealized investment gains [1]	—	(124.1)

[D]	Adjusted common shareholders’ equity excluding change in net unrealized investment gains, after-tax, and AOCI	$1,696.1	$1,422.1	$1,559.0

Returns:
	Adjusted comprehensive return on average adjusted common shareholders’ equity [ A / C]			-7.5%

	Adjusted operating return on average adjusted common shareholders’ equity excluding change in net unrealized investment gains, after-tax, and AOCI [ B / D]			8.2%

[1] Effective January 1, 2008, OneBeacon adopted SFAS 159. SFAS 159 allows companies the election to report financial assets and liabilities at fair value with unrealized gains and losses reported in revenues.  OneBeacon adopted SFAS 159 for its available-for-sale securities and its investments in limited partnerships, hedge funds and private equity interests. Subsequent to adoption, OneBeacon reports changes in fair value in revenues before the effect of tax.

OneBeacon Insurance Group, Ltd.

Book Value and Adjusted Book Value Per Common Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2007	Sep 30, 2008
Numerator:
Common shareholders’ equity	$1,906.5	$1,373.4
Remaining adjustment of subsidiary preferred stock to face value	(21.6)	—
Adjusted common shareholders’ equity	$1,884.9	$1,373.4

Denominator:
Common shares outstanding [1]	98.5	95.1

Book value per common share	$19.36	$14.44

Adjusted book value per common share	$19.14	$14.44

Adjusted book value per common share, including dividends [2] [3]		$17.10

[1] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

[2] Includes dividends of $0.63 per common share (a quarterly dividend of $0.21 per common share) and a special dividend of $2.03 per common share paid in March 2008.

[3] Represents change of -13.1% in adjusted book value per common share, including dividends, in the quarter and -10.7% in the nine month period.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2007	Sep 30, 2008
Debt (including current portion):
Senior notes [1]	$698.9	$675.1
Other debt	58.8	56.8
Total debt	757.7	731.9

Preferred stock subject to mandatory redemption	278.4	—
Total common shareholders’ equity	1,906.5	1,373.4

Total capitalization	$2,942.6	$2,105.3

Ratio of debt to total capital	25.7%	34.8%

Ratio of debt and preferred stock subject to mandatory redemption to total capital	35.2%	34.8%

Adjusted for defeasance of preferred stock:
Total debt (per above)	$757.7	$731.9
Preferred stock	—	—
Total common shareholders’ equity	1,906.5	1,373.4

Total capitalization adjusted for defeasance	$2,664.2	$2,105.3

Ratio of debt to total capital, net of defeasance	28.4%	34.8%

[1] During the third quarter of 2008, the Company repurchased $24 million of the Senior notes.

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Pre-Tax Income (Loss)

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2007	2007	2008	2008	2008	% Change	2007	2008	% Change

Net written premiums	$511.9	$427.4	$425.7	$529.6	$534.1	4%	$1,437.0	$1,489.4	4%

Earned premiums	473.6	466.1	455.3	463.8	471.2	-1%	1,407.5	1,390.3	-1%
Net investment income	45.2	44.9	43.1	41.2	42.4	-6%	139.6	126.7	-9%
Net realized investment gains (losses)	31.2	31.5	3.3	0.1	(61.3)	-297%	143.0	(57.9)	-140%
Change in unrealized investment gains [1]	—	—	(56.0)	(2.5)	(294.4)	-100%	—	(352.9)	-100%
Net other revenues	11.2	1.4	4.0	3.0	2.9	-74%	17.8	9.9	-44%
Total revenues	561.2	543.9	449.7	505.6	160.8	-71%	1,707.9	1,116.1	-35%

Loss and LAE
Current year	272.3	269.8	313.5	274.0	324.2	19%	868.3	911.7	5%
Prior year	(16.5)	(7.1)	(12.6)	0.4	(20.8)	26%	(41.2)	(33.0)	-20%
Total loss and LAE	255.8	262.7	300.9	274.4	303.4	19%	827.1	878.7	6%

Policy acquisition expenses	74.9	87.4	84.7	84.3	92.6	24%	231.5	261.6	13%
Other underwriting expenses	66.4	82.5	70.1	79.2	74.3	12%	246.9	223.6	-9%
General and administrative expenses	1.1	0.6	2.1	3.6	3.3	212%	2.3	9.0	298%
Interest expense on debt	0.8	0.7	1.0	0.8	0.9	10%	2.5	2.7	7%
Total expenses	399.0	433.9	458.8	442.3	474.5	19%	1,310.3	1,375.6	5%
Pre-tax income (loss)	$162.2	$110.0	$(9.1)	$63.3	$(313.7)	-293%	$397.6	$(259.5)	-165%

[1] Effective January 1, 2008, OneBeacon adopted SFAS 159. SFAS 159 allows companies the election to report financial assets and liabilities at fair value with unrealized gains and losses reported in revenues. OneBeacon adopted SFAS 159 for its available-for-sale securities and its investments in limited partnerships, hedge funds and private equity interests. Subsequent to adoption, OneBeacon reports changes in fair value in revenues.

PIO-1

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo		Sep 30,
	2007	2007 [1]	2008	2008	2008	% Change	2007	2008	% Change

Net written premiums	$511.9	$427.4	$425.7	$529.6	$534.1	4%	$1,437.0	$1,489.4	4%
Earned premiums	473.6	466.1	455.3	463.8	471.2	-1%	1,407.5	1,390.3	-1%

Loss and LAE
Current year	272.3	269.8	313.5	274.0	324.2	19%	868.3	911.7	5%
Prior year	(16.5)	(7.1)	(12.6)	0.4	(20.8)	26%	(41.2)	(33.0)	-20%
Total loss and LAE	255.8	262.7	300.9	274.4	303.4	19%	827.1	878.7	6%

Policy acquisition expenses	74.9	87.4	84.7	84.3	92.6	24%	231.5	261.6	13%
Other underwriting expenses	66.4	82.5	70.1	79.2	74.3	12%	246.9	223.6	-9%
Total expenses	141.3	169.9	154.8	163.5	166.9	18%	478.4	485.2	1%

Underwriting income / (loss)	$76.5	$33.5	$(0.4)	$25.9	$0.9	-99%	$102.0	$26.4	-74%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year:
Non-Cat Loss and LAE Incurred CAY	57.2%	57.5%	65.2%	57.7%	62.9%	(5.7)	60.6%	61.9%	(1.3)
Cat Loss and LAE Incurred CAY	0.3%	0.3%	3.7%	1.4%	5.9%	(5.6)	1.1%	3.7%	(2.6)
Total Loss and LAE CAY	57.5%	57.8%	68.9%	59.1%	68.8%	(11.3)	61.7%	65.6%	(3.9)
Prior year:
Non-Cat Loss and LAE Incurred PAY	-3.3%	-1.4%	-1.6%	0.2%	-4.4%	1.1	-2.8%	-2.0%	(0.8)
Cat Loss and LAE Incurred PAY	-0.2%	-0.1%	-1.2%	-0.1%	0.0%	(0.2)	-0.1%	-0.4%	0.3
Total Loss and LAE PAY	-3.5%	-1.5%	-2.8%	0.1%	-4.4%	0.9	-2.9%	-2.4%	(0.5)
Total loss and LAE	54.0%	56.3%	66.1%	59.2%	64.4%	(10.4)	58.8%	63.2%	(4.4)

Policy acquisition expenses	15.8%	18.8%	18.6%	18.2%	19.6%	(3.8)	16.4%	18.8%	(2.4)
Other underwriting expenses	14.0%	17.7%	15.4%	17.0%	15.8%	(1.8)	17.5%	16.1%	1.4
Total expenses	29.8%	36.5%	34.0%	35.2%	35.4%	(5.6)	33.9%	34.9%	(1.0)

GAAP combined ratio	83.8%	92.8%	100.1%	94.4%	99.8%	(16.0)	92.7%	98.1%	(5.4)

Combined ratio before catastrophes	83.7%	92.6%	97.6%	93.1%	93.9%	(10.1)	91.7%	94.8%	(3.0)

Combined ratio before catastrophes and prior year development	87.0%	94.0%	99.2%	92.9%	98.3%	(11.3)	94.5%	96.8%	(2.3)

Long-term incentive compensation (LTIP) expense	1.5%	1.5%	0.6%	0.8%	1.8%	(0.3)	1.6%	1.1%	0.5

Combined ratio before catastrophes, prior year development and LTIP expense	85.5%	92.5%	98.6%	92.1%	96.5%	(11.0)	92.9%	95.7%	(2.8)

[1] During the fourth quarter of 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

PIO-2

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations Underwriting Results - by Unit

For the Nine Months Ended September 30, 2008

($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations [1]

Net written premiums	$460.2	$551.9	$477.0	$1,489.4
Earned premiums	359.3	545.4	485.3	1,390.3

Loss and LAE
Current year	232.5	364.7	307.0	911.7
Prior year	(31.1)	(20.2)	7.4	(33.0)
Total loss and LAE	201.4	344.5	314.4	878.7

Policy acquisition expenses	68.8	103.2	89.6	261.6
Other underwriting expenses	58.3	99.5	65.1	223.6
Total expenses	127.1	202.7	154.7	485.2

Underwriting income / (loss)	$30.8	$(1.8)	$16.2	$26.4

GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	61.6%	60.5%	62.2%	61.9%
Cat Loss and LAE Incurred CAY	3.1%	6.4%	1.0%	3.7%
Total Loss and LAE CAY	64.7%	66.9%	63.2%	65.6%
Prior year
Non-Cat Loss and LAE Incurred PAY	-8.7%	-2.5%	1.5%	-2.0%
Cat Loss and LAE Incurred PAY	0.1%	-1.2%	0.0%	-0.4%
Total Loss and LAE PAY	-8.6%	-3.7%	1.5%	-2.4%
Total loss and LAE	56.1%	63.2%	64.7%	63.2%

Policy acquisition expenses	19.1%	18.9%	18.5%	18.8%
Other underwriting expenses	16.3%	18.2%	13.5%	16.1%
Total expenses	35.4%	37.1%	32.0%	34.9%

GAAP combined ratio	91.5%	100.3%	96.7%	98.1%

Combined ratio before catastrophes	88.3%	95.1%	95.7%	94.8%

Combined ratio before catastrophes and prior year development	97.0%	97.6%	94.2%	96.8%

Long-term incentive compensation (LTIP) expense	1.4%	1.0%	0.6%	1.1%

Combined ratio before catastrophes, prior year development and LTIP expense	95.6%	96.6%	93.6%	95.7%

[1] Primary Insurance Operations includes results from run-off.

PIO-3

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations Underwriting Results - by Unit

For the Three Months Ended September 30, 2008

($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations [1]

Net written premiums	$190.7	$180.0	$163.4	$534.1
Earned premiums	129.5	181.7	160.0	471.2

Loss and LAE
Current year	96.0	121.6	103.9	324.2
Prior year	(14.7)	(5.7)	(0.2)	(20.8)
Total loss and LAE	81.3	115.9	103.7	303.4

Policy acquisition expenses	27.8	34.7	30.1	92.6
Other underwriting expenses	20.5	32.7	21.1	74.3
Total expenses	48.3	67.4	51.2	166.9

Underwriting income / (loss)	$(0.1)	$(1.6)	$5.1	$0.9

GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	66.4%	58.4%	63.6%	62.9%
Cat Loss and LAE Incurred CAY	7.8%	8.5%	1.3%	5.9%
Total Loss and LAE CAY	74.2%	66.9%	64.9%	68.8%
Prior year
Non-Cat Loss and LAE Incurred PAY	-11.2%	-3.1%	-0.2%	-4.4%
Cat Loss and LAE Incurred PAY	-0.2%	0.0%	0.1%	0.0%
Total Loss and LAE PAY	-11.4%	-3.1%	-0.1%	-4.4%
Total loss and LAE	62.8%	63.8%	64.8%	64.4%

Policy acquisition expenses	21.5%	19.1%	18.8%	19.6%
Other underwriting expenses	15.8%	18.0%	13.2%	15.8%
Total expenses	37.3%	37.1%	32.0%	35.4%

GAAP combined ratio	100.1%	100.9%	96.8%	99.8%

Combined ratio before catastrophes	92.5%	92.4%	95.4%	93.9%

Combined ratio before catastrophes and prior year development	103.7%	95.5%	95.6%	98.3%

Long-term incentive compensation (LTIP) expense
	2.1%	1.5%	1.2%	1.8%
Combined ratio before catastrophes, prior year development and LTIP expense	101.6%	94.0%	94.4%	96.5%

[1] Primary Insurance Operations includes results from run-off.

PIO-4

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2007	2007 [2]	2008	2008	2008	% Change	2007	2008	% Change

Net written premiums	$135.6	$99.5	$110.9	$158.6	$190.7	41%	$340.7	$460.2	35%
Earned premiums	108.2	111.2	110.4	119.4	129.5	20%	322.1	359.3	12%

Loss and LAE
Current year	63.7	63.6	64.4	72.0	96.0	51%	199.3	232.5	17%
Prior year	(2.8)	(83.4)	(3.2)	(13.1)	(14.7)	424%	(16.3)	(31.1)	NM
Total loss and LAE	60.9	(19.8)	61.2	58.9	81.3	34%	183.0	201.4	10%

Policy acquisition expenses	17.8	19.2	18.7	22.2	27.8	57%	53.8	68.8	28%
Other underwriting expenses	12.2	15.6	16.5	21.4	20.5	68%	42.6	58.3	37%
Total expenses	30.0	34.8	35.2	43.6	48.3	61%	96.4	127.1	32%

Underwriting income	$17.3	$96.2	$14.0	$16.9	$(0.1)	-101%	$42.7	$30.8	-28%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	58.7%	57.6%	57.2%	60.3%	66.4%	(7.6)	61.0%	61.6%	(0.6)
Cat Loss and LAE Incurred CAY	0.1%	-0.5%	1.0%	0.0%	7.8%	(7.7)	0.8%	3.1%	(2.3)
Total Loss and LAE CAY	58.8%	57.1%	58.2%	60.3%	74.2%	(15.3)	61.8%	64.7%	(2.9)
Prior year
Non-Cat Loss and LAE Incurred PAY	-1.8%	-74.0%	-3.2%	-11.2%	-11.2%	9.3	-4.6%	-8.7%	4.1
Cat Loss and LAE Incurred PAY	-0.8%	-1.0%	0.3%	0.2%	-0.2%	(0.6)	-0.5%	0.1%	(0.6)
Total Loss and LAE PAY	-2.6%	-75.0%	-2.9%	-11.0%	-11.4%	8.7	-5.1%	-8.6%	3.5
Total loss and LAE	56.2%	-17.9%	55.3%	49.3%	62.8%	(6.6)	56.7%	56.1%	0.6

Policy acquisition expenses	16.4%	17.3%	17.0%	18.6%	21.5%	(5.1)	16.7%	19.1%	(2.4)
Other underwriting expenses	11.3%	14.0%	14.9%	17.9%	15.8%	(4.5)	13.2%	16.3%	(3.1)
Total expenses	27.7%	31.3%	31.9%	36.5%	37.3%	(9.6)	29.9%	35.4%	(5.5)

GAAP combined ratio	83.9%	13.4%	87.2%	85.8%	100.1%	(16.2)	86.6%	91.5%	(4.9)

Combined ratio before catastrophes	84.6%	14.9%	85.9%	85.6%	92.5%	(7.9)	86.3%	88.3%	(2.0)

Combined ratio before catastrophes and prior year development	86.4%	88.9%	89.1%	96.8%	103.7%	(17.2)	90.9%	97.0%	(6.1)

Long-term incentive compensation (LTIP) expense	2.4%	2.6%	0.9%	3.2%	2.1%	0.3	2.1%	1.4%	0.7

Combined ratio before catastrophes, prior year development and LTIP expense	84.0%	86.3%	88.2%	94.0%	101.6%	(17.6)	88.8%	95.6%	(6.8)

[1] In the first quarter of 2008, we began to include Community Banks within commercial lines.  Community Banks was formerly reported in specialty lines.  Prior periods have been reclassed to conform to the current presentation.

[2] During the fourth quarter of 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

PIO-5

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2007	2007	2008	2008	2008	% Change	2007	2008	% Change
Net written premiums

OBPP	$53.6	$56.4	$64.6	$49.8	$56.8	6%	$157.5	$171.2	9%
IMU	39.7	34.2	35.6	49.2	37.4	-6%	124.4	122.2	-2%
Other Specialty [1] [2]	42.3	8.9	10.7	59.6	96.5	128%	58.8	166.8	184%
Total	$135.6	$99.5	$110.9	$158.6	$190.7	41%	$340.7	$460.2	35%

Earned premiums

OBPP	$52.2	$53.5	$51.7	$53.9	$54.3	4%	$146.8	$159.9	9%
IMU	39.2	40.3	39.7	39.9	37.8	-4%	111.1	117.4	6%
Other Specialty [1] [2]	16.8	17.4	19.0	25.6	37.4	123%	64.2	82.0	28%
Total	$108.2	$111.2	$110.4	$119.4	$129.5	20%	$322.1	$359.3	12%

[1] In the first quarter of 2008, we began to include Community Banks within commercial lines.  Community Banks was formerly reported in specialty lines.  Prior periods have been reclassed to conform to the current presentation.

[2] Other Specialty includes premiums from our collector car and boat business which we began writing in the second quarter of 2008.

PIO-6

OneBeacon Insurance Group, Ltd.

Specialty Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2007	2007	2008	2008	2008	2007	2008
Rate change [1]

OBPP [5]	-12%	-12%	-11%	-11%	-5%	-6%	-9%
IMU	1%	0%	2%	0%	0%	2%	0%

Premium retention [2]

OBPP	78%	83%	84%	82%	86%	83%	83%
IMU	75%	81%	78%	79%	73%	80%	77%

New business

OBPP	$18	$19	$18	$15	$15	$56	$48
IMU	$13	$10	$10	$8	$11	$36	$29
Other Specialty [3] [4]	$—	$2	$8	$47	$53	$16	$108

[1] Rate change is determined by comparing the premium per unit of exposure from an expiring policy to that from its corresponding renewal policy.

[2] Retention is calculated by dividing renewal premiums by prior period expiring written premiums, excluding the impact of rate changes.

[3] In the first quarter of 2008, we began to include Community Banks within commercial lines.  Community Banks was formerly reported in specialty lines.  Prior periods have been reclassed to conform to the current presentation.

[4] Other Specialty includes premiums from our collector car and boat business which we began writing in the second quarter of 2008.

[5] Favorable pricing variance in the third quarter of 2008 was driven by a few large accounts in Provider Excess Insurance (PEI) and Long-Term Care (LTC) businesses.

Note: Rate and retention statistical premium information for Other Specialty is not meaningful.

PIO-7

OneBeacon Insurance Group, Ltd.

Commercial Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2007	2007 [2]	2008	2008	2008	% Change	2007	2008	% Change

Net written premiums	$193.8	$173.1	$169.7	$202.2	$180.0	-7%	$560.4	$551.9	-2%
Earned premiums	183.5	181.9	181.0	182.7	181.7	-1%	533.2	545.4	2%

Loss and LAE
Current year	95.5	87.6	139.1	104.0	121.6	27%	302.1	364.7	21%
Prior year	(5.3)	(11.1)	(8.4)	(6.1)	(5.7)	7%	(16.4)	(20.2)	23%
Total loss and LAE	90.2	76.5	130.7	97.9	115.9	28%	285.7	344.5	21%

Policy acquisition expenses	31.2	34.1	36.5	32.0	34.7	11%	86.7	103.2	19%
Other underwriting expenses	31.9	38.8	32.2	34.6	32.7	3%	108.0	99.5	-8%
Total expenses	63.1	72.9	68.7	66.6	67.4	7%	194.7	202.7	4%

Underwriting income / (loss)	$30.2	$32.5	$(18.4)	$18.2	$(1.6)	-105%	$52.8	$(1.8)	-103%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	51.6%	46.7%	69.2%	53.9%	58.4%	(6.8)	55.6%	60.5%	(4.9)
Cat Loss and LAE Incurred CAY	0.4%	1.4%	7.7%	3.0%	8.5%	(8.1)	1.1%	6.4%	(5.3)
Total Loss and LAE CAY	52.0%	48.1%	76.9%	56.9%	66.9%	(14.9)	56.7%	66.9%	(10.2)
Prior year
Non-Cat Loss and LAE Incurred PAY	-2.7%	-4.6%	-1.5%	-2.8%	-3.1%	0.4	-3.2%	-2.5%	(0.7)
Cat Loss and LAE Incurred PAY	-0.2%	-1.5%	-3.1%	-0.5%	0.0%	(0.2)	0.2%	-1.2%	1.4
Total Loss and LAE PAY	-2.9%	-6.1%	-4.6%	-3.3%	-3.1%	0.2	-3.0%	-3.7%	0.7
Total loss and LAE	49.1%	42.0%	72.3%	53.6%	63.8%	(14.7)	53.7%	63.2%	(9.5)

Policy acquisition expenses	17.0%	18.8%	20.2%	17.5%	19.1%	(2.1)	16.3%	18.9%	(2.6)
Other underwriting expenses	17.4%	21.3%	17.8%	18.9%	18.0%	(0.6)	20.2%	18.2%	2.0
Total expenses	34.4%	40.1%	38.0%	36.4%	37.1%	(2.7)	36.5%	37.1%	(0.6)

GAAP combined ratio	83.5%	82.1%	110.3%	90.0%	100.9%	(17.4)	90.2%	100.3%	(10.1)

Combined ratio before catastrophes	83.3%	82.2%	105.7%	87.5%	92.4%	(9.1)	88.9%	95.1%	(6.2)

Combined ratio before catastrophes and prior year development	86.0%	86.8%	107.2%	90.3%	95.5%	(9.5)	92.1%	97.6%	(5.5)

Long-term incentive compensation (LTIP) expense	1.3%	1.3%	0.8%	0.6%	1.5%	(0.3)	1.4%	1.0%	0.4

Combined ratio before catastrophes, prior year development and LTIP expense	84.7%	85.5%	106.4%	89.7%	94.0%	(9.3)	90.7%	96.6%	(5.9)

[1] In the first quarter of 2008, we began to include Community Banks within commercial lines.  Community Banks was formerly reported in specialty lines.  Prior periods have been reclassed to conform to the current presentation.

[2] During the fourth quarter of 2007 the Company reallocated reserves from ongoing lines of business to run-off.  This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

PIO-8

OneBeacon Insurance Group, Ltd.

Commercial Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2007	2007	2008	2008	2008	% Change	2007	2008	% Change
Net written premiums

Middle Market [1]	$152.6	$134.8	$124.6	$148.5	$133.9	-12%	$428.6	$407.0	-5%
OBSP	8.1	3.3	6.3	11.2	7.7	-5%	28.9	25.2	-13%
Sub-total Middle Market [1]	$160.7	$138.1	$130.9	$159.7	$141.6	-12%	$457.5	$432.2	-6%
Small Business	33.1	35.0	38.8	42.5	38.4	16%	102.9	119.7	16%
Total [1]	$193.8	$173.1	$169.7	$202.2	$180.0	-7%	$560.4	$551.9	-1%

Earned premiums

Middle Market [1]	$141.6	$140.0	$139.3	$139.4	$135.0	-5%	$414.3	$413.7	0%
OBSP	10.3	8.2	7.3	7.2	8.5	-17%	31.2	23.0	-26%
Sub-total Middle Market [1]	$151.9	$148.2	$146.6	$146.6	$143.5	-6%	$445.5	$436.7	-2%
Small Business	31.6	33.7	34.4	36.1	38.2	21%	87.7	108.7	24%
Total [1]	$183.5	$181.9	$181.0	$182.7	$181.7	-1%	$533.2	$545.4	2%

[1] In the first quarter of 2008, we began to include Community Banks within commercial lines.  Community Banks was formerly reported in specialty lines.  Prior periods have been reclassed to conform to the current presentation.

PIO-9

OneBeacon Insurance Group, Ltd.

Commercial Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2007	2007	2008	2008	2008	2007	2008
Renewal price change [1]

Middle Market [3]	-1%	-1%	-2%	-3%	-2%	0%	-2%
Small Business	3%	3%	1%	1%	0%	3%	1%

Premium retention [2]

Middle Market [3]	82%	83%	80%	83%	80%	82%	81%
Small Business	84%	84%	82%	81%	81%	82%	81%

New business

Middle Market	$38	$34	$35	$37	$31	$104	$103
Small Business	$12	$13	$13	$15	$14	$40	$42

[1] Renewal price change is determined by comparing the premium renewed including rate and exposure versus the premium on these same policies for their prior term.

[2] Retention is calculated by dividing renewal premium by expiring premium for all accounts with an effective date in each respective quarter. Renewal premium includes the impact of rate and exposure changes.  The most recent quarter represents estimated premium retention.  Premium retention for prior quarters are revised as changes in estimated retention emerge.

[3] Excludes OBSP.

PIO-10

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2007	2007 [2]	2008	2008	2008	% Change	2007	2008	% Change

Net written premiums	$182.5	$154.7	$144.7	$168.9	$163.4	-10%	$535.7	$477.0	-11%
Earned premiums	181.8	172.9	163.6	161.7	160.0	-12%	552.1	485.3	-12%

Loss and LAE
Current year	108.2	111.5	107.2	95.9	103.9	-4%	350.1	307.0	-12%
Prior year	(11.6)	(31.8)	(1.0)	8.6	(0.2)	NM	(15.4)	7.4	NM
Total loss and LAE	96.6	79.7	106.2	104.5	103.7	7%	334.7	314.4	-6%

Policy acquisition expenses	25.8	34.2	29.4	30.1	30.1	17%	91.0	89.6	-2%
Other underwriting expenses	23.8	25.3	21.0	23.0	21.1	-11%	93.1	65.1	-30%
Total expenses	49.6	59.5	50.4	53.1	51.2	3%	184.1	154.7	-16%

Underwriting income / (loss)	$35.6	$33.7	$7.0	$4.1	$5.1	-86%	$33.3	$16.2	-51%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year:
Non-Cat Loss and LAE Incurred CAY	59.3%	64.9%	64.3%	58.7%	63.6%	(4.3)	62.2%	62.2%	0.0
Cat Loss and LAE Incurred CAY	0.2%	-0.5%	1.2%	0.6%	1.3%	(1.1)	1.2%	1.0%	0.2
Total Loss and LAE CAY	59.5%	64.4%	65.5%	59.3%	64.9%	(5.4)	63.4%	63.2%	0.2
Prior year
Non-Cat Loss and LAE Incurred PAY	-6.2%	-18.3%	-0.4%	5.3%	-0.2%	(6.0)	-2.7%	1.5%	(4.2)
Cat Loss and LAE Incurred PAY	-0.2%	0.0%	-0.2%	0.0%	0.1%	(0.3)	-0.1%	0.0%	(0.1)
Total Loss and LAE PAY	-6.4%	-18.3%	-0.6%	5.3%	-0.1%	(6.3)	-2.8%	1.5%	(4.3)
Total loss and LAE	53.1%	46.1%	64.9%	64.6%	64.8%	(11.7)	60.6%	64.7%	(4.1)

Policy acquisition expenses	14.2%	19.8%	18.0%	18.6%	18.8%	(4.6)	16.5%	18.5%	(2.0)
Other underwriting expenses	13.1%	14.7%	12.8%	14.3%	13.2%	(0.1)	16.9%	13.5%	3.4
Total expenses	27.3%	34.5%	30.8%	32.9%	32.0%	(4.7)	33.4%	32.0%	1.4

GAAP combined ratio	80.4%	80.6%	95.7%	97.5%	96.8%	(16.4)	94.0%	96.7%	(2.7)

Combined ratio before catastrophes	80.4%	81.1%	94.7%	96.9%	95.4%	(15.1)	92.9%	95.7%	(2.7)

Combined ratio before catastrophes and prior year development	86.6%	99.4%	95.1%	91.6%	95.6%	(9.0)	95.6%	94.2%	1.4

Long-term incentive compensation (LTIP) expense	1.2%	1.1%	0.2%	0.3%	1.2%	(0.0)	1.3%	0.6%	0.7

Combined ratio before catastrophes, prior year development and LTIP expense	85.4%	98.3%	94.9%	91.3%	94.4%	(9.0)	94.3%	93.6%	0.7

[1] Includes income statement eliminations between traditional personal lines and AutoOne.

[2] During the fourth quarter of 2007 the Company reallocated reserves from ongoing lines of business to run-off. This had the effect of lowering the loss and LAE and GAAP combined ratios for specialty, commercial and personal lines but had no net impact on overall results.

PIO-11

OneBeacon Insurance Group, Ltd.

Personal Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2007	2007	2008	2008	2008	% Change	2007	2008	% Change
Net written premiums

Traditional personal lines excluding reciprocals	$93.9	$78.0	$71.8	$86.0	$74.3	-21%	$260.0	$232.1	-11%
Reciprocals	58.0	48.1	38.1	51.1	60.0	3%	173.2	149.2	-14%
Sub-total traditional personal lines	151.9	126.1	109.9	137.1	134.3	-12%	433.2	381.3	-12%
AutoOne	30.6	30.4	35.5	30.7	30.0	-2%	104.2	96.2	-8%
Total [1]	$182.5	$154.7	$144.7	$168.9	$163.4	-10%	$535.7	$477.0	-11%

Total excluding Houston General [2]	$176.3	$153.1	$151.2	$168.9	$163.2	-7%	$531.2	$483.3	-9%

Earned premiums

Traditional personal lines excluding reciprocals	$91.5	$86.8	$80.9	$82.6	$80.3	-12%	$294.1	$243.8	-17%
Reciprocals	51.4	53.3	49.3	48.4	49.8	-3%	126.2	147.5	17%
Sub-total traditional personal lines	142.9	140.1	130.2	131.0	130.1	-9%	420.3	391.3	-7%
AutoOne	39.5	34.3	33.9	30.7	30.3	-23%	133.7	94.9	-29%
Total [1]	$181.8	$172.9	$163.6	$161.7	$160.0	-12%	$552.1	$485.3	-12%

Total excluding Houston General [2]	$178.5	$169.2	$163.2	$161.4	$159.7	-11%	$550.0	$484.3	-12%

[1] Includes income statement elimination between traditional personal lines and AutoOne.

[2] During the third quarter of 2007, OneBeacon notified agents that it planned to seek regulatory approval to cease writing business in all states where Houston General Insurance Exchange (Houston General), a reciprocal insurance exchange, wrote business.  In the first quarter of 2008, Houston General entered into a reinsurance agreement transferring $6.5 million of unearned premiums relating to business written in selected states to a third party.

PIO-12

OneBeacon Insurance Group, Ltd.

Personal Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2007	2007	2008	2008	2008	2007	2008
Renewal price change

Auto [1]	2%	2%	3%	4%	4%	1%	4%
Homeowners [2]	9%	9%	9%	9%	8%	9%	9%

Premium retention [3]

Auto	77%	78%	80%	81%	82%	78%	81%
Homeowners	97%	99%	96%	102%	100%	96%	99%

PIF growth

Auto [4]	1%	-1%	-1%	-2%	-3%	4%	-7%
Homeowners	1%	0%	-1%	-1%	-3%	5%	-5%

New business

Auto	$19	$13	$12	$13	$12	$57	$37
Homeowners	$9	$7	$5	$5	$4	$29	$14
AutoOne	$10	$10	$13	$13	$12	$30	$38

[1] Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the auto book to calculate the aggregate impact. Excludes MA auto and AutoOne.

[2] Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the home book to calculate the aggregate impact, including Insured To Value (ITV).

[3] Retention is calculated by dividing renewal premium in the current period by total written premium in the prior period. Auto retention excludes MA auto and AutoOne.

[4] Excludes MA auto and AutoOne.

PIO-13

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

	Three months ended				Nine months ended				Twelve months ended
	Sep 30,		Sep 30,		Sep 30,		Sep 30,		Dec 31,
	2007		2008		2007		2008		2007

Gross beginning Loss and LAE Reserves	$4,951.1		$4,650.0		$5,108.2		$4,718.8		$5,108.2
Less beginning reinsurance recoverable on unpaid	(2,994.6)		(2,785.0)		(3,079.7)		(2,850.6)		(3,079.7)
Net loss and LAE reserves	1,956.5		1,865.0		2,028.5		1,868.2		2,028.5

Loss and LAE incurred:
Current accident year	272.3		324.2		868.3		911.7		1,138.1
Prior accident year	(16.5)		(20.8)		(41.2)		(33.0)		(48.3)
Total incurred losses	255.8		303.4		827.1		878.7		1,089.8

Loss and LAE paid:
Current accident year	(131.0)		(133.5)		(331.6)		(319.5)		(481.5)
Prior accident year	(164.7)		(163.4)		(607.4)		(555.9)		(768.6)
Total paid losses	(295.7)		(296.9)		(939.0)		(875.4)		(1,250.1)

Net ending reserve	1,916.6		1,871.5		1,916.6		1,871.5		1,868.2
Plus ending reinsurance recoverable on unpaid	2,924.7		2,754.0		2,924.7		2,754.0		2,850.6
Gross ending loss and LAE reserves	$4,841.3		$4,625.5		$4,841.3		$4,625.5		$4,718.8

Earned premiums	$473.6		$471.2		$1,407.5		$1,390.3		$1,873.6
Calendar year loss and LAE paid ratio	62.4%		63.0%		66.7%		63.0%		66.7%
Calendar year loss and LAE incurred ratio	54.0%		64.4%		58.8%		63.2%		58.2%
Prior accident year development	(3.5	)pts	(4.4	)pts	(2.9	)pts	(2.4	)pts	(2.6	)pts
Current accident year loss and LAE paid to incurred ratio	48.1%		41.2%		38.2%		35.0%		42.3%

PIO-14

OneBeacon Insurance Group, Ltd.

Other Operations Results

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2007	2007	2008	2008	2008	2007	2008

Net investment income [1]	$6.3	$6.9	$7.0	$3.4	$0.7	$17.1	$11.1
Net realized investment gains (losses)	(0.5)	(0.5)	0.4	(1.8)	0.1	(0.3)	(1.3)
Change in unrealized investment gains [2]	—	—	(3.1)	1.6	(0.3)	—	(1.8)
Net other revenues (expenses)	(0.4)	(0.5)	(0.4)	(0.4)	1.5	(1.5)	0.7
Total revenues	5.4	5.9	3.9	2.8	2.0	15.3	8.7

General and administrative expenses	1.3	1.7	2.3	2.3	2.4	5.2	7.0
Accretion of fair value adjustments to loss and LAE reserves	4.0	4.0	3.0	3.0	3.0	12.0	9.0
Interest expense on debt	10.6	10.4	10.5	10.6	10.1	31.6	31.2
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	16.3	17.0	17.6	15.8	—	48.4	33.4
Total expenses	32.2	33.1	33.4	31.7	15.5	97.2	80.6

Pre-tax loss	$(26.8)	$(27.2)	$(29.5)	$(28.9)	$(13.5)	$(81.9)	$(71.9)

[1] Includes net investment income on assets held in trust as follows:

Net investment income on assets held in trust	$3.8	$3.7	$3.7	$2.5	$—	$12.2	$6.2

[2] Effective January 1, 2008, OneBeacon adopted SFAS 159. SFAS 159 allows companies the election to report financial assets and liabilities at fair value with unrealized gains and losses reported in revenues. OneBeacon adopted SFAS 159 for its available-for-sale securities and its investments in limited partnerships, hedge funds and private equity interests. Subsequent to adoption, OneBeacon reports changes in fair value in revenues.

OS-1

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Results Pre-Tax [1]

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2007	2007	2008	2008	2008	2007	2008	Change
Net investment income

Fixed maturity investments	$40.9	$40.4	$39.2	$37.0	$38.4	$127.8	$114.6	-10%
Short-term investments	4.7	4.0	3.6	2.4	2.0	12.1	8.0	-34%
Common equity securities	3.5	4.5	4.8	4.3	4.2	10.3	13.3	29%
Convertible bonds	1.9	1.7	1.6	1.6	1.6	5.0	4.8	-4%
Other investments	0.8	0.9	0.5	0.7	0.9	2.0	2.1	5%
Total investment income	51.8	51.5	49.7	46.0	47.1	157.2	142.8	-9%
Less investment expenses	4.2	3.4	3.3	3.9	4.0	12.7	11.2	-12%
Net investment income	$47.6	$48.1	$46.4	$42.1	$43.1	$144.5	$131.6	-9%

Net realized investment (losses) gains
Fixed maturity investments	$5.2	$3.2	$(6.7)	$(6.8)	$(39.5)	$15.0	$(53.0)	-453%
Short-term investments	—	0.2	—	—	—	—	—	0%
Common equity securities	7.5	22.1	4.1	10.2	(19.1)	86.4	(4.8)	-106%
Convertible bonds	6.8	1.7	3.7	(5.5)	(3.6)	10.2	(5.4)	-153%
Other investments	11.2	3.8	2.6	0.4	1.0	31.1	4.0	-87%
Net realized investment gains (losses)	$30.7	$31.0	$3.7	$(1.7)	$(61.2)	$142.7	$(59.2)	-141%

Change in net unrealized (losses) gains on investments
Fixed maturity investments	$24.1	$15.8	$3.0	$(44.2)	$(37.5)	$(2.6)	$(78.7)	-2927%
Short-term investments	0.1	(0.1)	—	—	(0.1)	0.1	(0.1)	0%
Common equity securities	(10.8)	(15.2)	(35.4)	23.0	(160.6)	(13.9)	(173.0)	1145%
Convertible bonds	—	—	(15.0)	(0.2)	(7.3)	—	(22.5)	0%
Other investments	(13.8)	(1.8)	(12.6)	17.3	(70.6)	9.0	(65.9)	832%
Change in net unrealized (losses) gains on investments	$(0.4)	$(1.3)	$(60.0)	$(4.1)	$(276.1)	$(7.4)	$(340.2)	-4497%

Change in net unrealized foreign currency translation
Fixed maturity investments	$(7.3)	$(2.9)	$0.7	$2.5	$(17.1)	$1.2	$(13.9)	-1258%
Short-term investments	—	—	1.0	0.4	(0.7)	—	0.7	0%
Common equity securities	0.9	(0.1)	(0.8)	0.3	(0.8)	2.6	(1.3)	-150%
Convertible bonds	—	—	—	—	—	—	—	0%
Other investments	—	—	—	—	—	—	—	0%
Change in net unrealized foreign currency translation	$(6.4)	$(3.0)	$0.9	$3.2	$(18.6)	$3.8	$(14.5)	-482%

Total investment return
Fixed maturity investments	$62.9	$56.5	$36.2	$(11.5)	$(55.7)	$141.4	$(31.0)	-122%
Short-term investments	4.8	4.1	4.6	2.8	1.2	12.2	8.6	-30%
Common equity securities	1.1	11.3	(27.3)	37.8	(176.3)	85.4	(165.8)	-294%
Convertible bonds	8.7	3.4	(9.7)	(4.1)	(9.3)	15.2	(23.1)	-252%
Other investments	(1.8)	2.9	(9.5)	18.4	(68.7)	42.1	(59.8)	-242%
Total investment return	$75.7	$78.2	$(5.7)	$43.4	$(308.8)	$296.3	$(271.1)	-191%

[1] Excludes the return on assets held to economically defease the Company’s mandatorily redeemable preferred stock. Third quarter 2007, fourth quarter 2007, first quarter 2008, second quarter 2008 and the nine months ended September 30, 2007 and 2008 exclude net investment income of $3.8 million, $3.7 million, $3.7 million, $2.5 million, and $12.2 million and $6.2 million, respectively, related to the economic defeasance of the Company’s mandatorily redeemable preferred stock.

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Returns [1]

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	June 30,	Sep 30,	Sep 30,
	2007	2007	2008	2008	2008	2007	2008
Average market value of investments

Fixed maturity investments	$3,025.6	$2,988.9	$2,774.8	$2,524.2	$2,382.6	$3,057.9	$2,578.7
Short-term investments	330.0	376.1	376.4	421.6	474.7	326.5	425.5
Common equity securities	777.4	814.2	832.6	873.7	853.8	757.8	843.2
Convertible bonds	433.0	405.6	374.7	340.6	296.7	415.6	335.7
Other investments	327.7	335.6	343.7	348.4	325.3	305.2	334.5
Total average market value	$4,893.7	$4,920.4	$4,702.2	$4,508.5	$4,333.1	$4,863.0	$4,517.6

Investment returns
Fixed maturity investments	2.1%	1.9%	1.3%	-0.5%	-2.3%	4.6%	-1.2%
Short-term investments	1.5%	1.1%	1.2%	0.7%	0.3%	3.7%	2.0%
Total fixed income	2.0%	1.8%	1.3%	-0.3%	-1.9%	4.5%	-0.7%
Common equity securities	0.1%	1.4%	-3.3%	4.3%	-20.6%	11.3%	-19.7%
Convertible fixed maturities	2.0%	0.8%	-2.6%	-1.2%	-3.1%	3.7%	-6.9%
Total common equity & convertible fixed maturity securities	0.8%	1.2%	-3.1%	2.8%	-16.1%	8.6%	-16.0%
Other investments	-0.5%	0.9%	-2.8%	5.3%	-21.1%	13.8%	-17.8%
Total common equity, convertible fixed maturity securities & other investments	0.5%	1.1%	-3.0%	3.3%	-17.2%	9.7%	-16.4%

Total return	1.5%	1.6%	-0.1%	1.0%	-7.1%	6.1%	-6.0%

Average amortized cost of investments
Fixed maturity investments	$2,980.7	$2,926.3	$2,704.3	$2,472.5	$2,394.2	$3,020.0	$2,557.5
Short-term investments	329.9	376.0	375.8	420.3	473.6	326.3	424.7
Common equity securities	615.2	657.5	701.7	749.3	800.6	593.7	752.3
Convertible fixed maturities	433.2	405.6	373.8	347.3	307.1	398.5	340.4
Other investments	217.3	278.9	245.3	247.7	249.2	208.4	247.2
Total average amortized cost	$4,576.3	$4,644.3	$4,400.9	$4,237.1	$4,224.7	$4,546.9	$4,322.1

Investment yield
Fixed maturity investments	1.4%	1.4%	1.4%	1.5%	1.6%	4.2%	4.5%
Short-term investments	1.4%	1.1%	1.0%	0.6%	0.4%	3.7%	1.9%
Common equity securities	0.6%	0.7%	0.7%	0.6%	0.5%	1.7%	1.8%
Convertible fixed maturities	0.4%	0.4%	0.4%	0.5%	0.5%	1.3%	1.4%
Other investments	0.4%	0.3%	0.2%	0.3%	0.4%	1.0%	0.8%

Total investment yield	1.1%	1.1%	1.1%	1.1%	1.1%	3.5%	3.3%

[1] Excludes the assets held to economically defease the Company’s mandatorily redeemable preferred stock and the related return and yield on those assets held.

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets [1]

($ in millions)

	Sep 30,		Dec 31,		Mar 31,		Jun 30,		Sep 30,
	2007		2007		2007		2008		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$3,011.3	60.5%	$2,966.6	61.0%	$2,583.0	56.9%	$2,465.3	55.1%	$2,300.0	54.9%
Short-term investments	424.5	8.5%	327.4	6.7%	425.4	9.4%	417.8	9.3%	531.7	12.7%
Common stock	796.2	16.0%	832.1	17.1%	833.0	18.3%	914.3	20.4%	793.3	18.9%
Convertible bonds	422.0	8.5%	389.2	8.0%	360.2	7.9%	320.9	7.2%	272.4	6.5%
Other investments	322.7	6.5%	348.6	7.2%	338.8	7.5%	358.1	8.0%	292.5	7.0%
Total investments, market value	$4,976.7	100.0%	$4,863.9	100.0%	$4,540.4	100.0%	$4,476.4	100.0%	$4,189.9	100.0%

U.S. government obligations	$467.8	15.5%	$458.2	15.4%	$412.7	16.0%	$407.0	16.5%	$422.7	18.4%
Debt securities issued by industrial corporations	1,065.8	35.4%	1,098.6	37.0%	947.5	36.7%	954.0	38.7%	907.0	39.4%
Municipal obligations	8.5	0.3%	8.5	0.3%	8.5	0.3%	8.1	0.3%	7.9	0.3%
Asset-backed securities	1,209.6	40.2%	1,122.0	37.8%	1,003.8	38.9%	904.5	36.7%	830.7	36.1%
Foreign government obligations	143.6	4.8%	134.0	4.5%	98.0	3.8%	97.0	3.9%	48.6	2.1%
Preferred stocks	116.0	3.9%	145.3	4.9%	112.5	4.4%	94.7	3.9%	83.1	3.7%
Total fixed maturity investments, market value	$3,011.3	100.0%	$2,966.6	100.0%	$2,583.0	100.0%	$2,465.3	100.0%	$2,300.0	100.0%

Government bonds	$564.6	19.0%	$440.8	15.1%	$384.3	15.2%	$389.1	15.9%	$419.4	17.9%
AAA/Aaa	1,117.1	37.6%	1,172.7	40.2%	1,055.6	41.8%	996.7	40.7%	924.3	39.5%
AA/Aa	87.5	2.9%	45.6	1.6%	44.8	1.8%	37.3	1.5%	35.1	1.5%
A/A	504.5	17.0%	617.8	21.2%	484.0	19.2%	484.3	19.8%	439.4	18.8%
BBB/BBa	539.7	18.2%	436.5	15.0%	390.9	15.5%	400.2	16.3%	388.3	16.6%
Other/not rated	159.2	5.4%	201.0	6.9%	167.4	6.6%	142.5	5.8%	131.8	5.6%
Total fixed maturities, amortized cost	$2,972.6	100.0%	$2,914.4	100.0%	$2,527.0	100.0%	$2,450.1	100.0%	$2,338.3	100.0%

[1] Excludes assets held to economically defease the Company’s mandatorily redeemable preferred stock.